UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2023

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

602 Sawyer Street, Suite 710 Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 424-4247

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 30, 2023, Prairie Operating Co. (the “Company”), Gary C. Hanna, Edward Kovalik, Bristol Capital, LLC and Georgina Asset Management, LLC (“GAM”) entered into a non-compensatory option purchase agreement (the “Option Purchase Agreement”), pursuant to which GAM agreed to purchase, and each of Gary C. Hanna, Edward Kovalik and Bristol Capital, LLC (collectively, the “Sellers”) agreed to sell to GAM, non-compensatory options (the “Options”) to acquire an aggregate of 200,000 shares of the Company’s common stock, par value $0.01 per share, for $0.25 per share, for an aggregate purchase price of $2,000 (the “Option Purchase”). The Options are only exercisable if specific production hurdles are achieved. The foregoing description of the Option Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Option Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference into this Item 1.01.

The Option Purchase closed on August 30, 2023. In connection with the Option Purchase, the Company entered into an amendment to the amended and restated non-compensatory option agreement, dated May 3, 2023, with each of the Sellers (or an assignee thereof) to reflect that each Seller owns a lesser number of Options after the Option Purchase.

GAM previously invested in the Company’s private placement of its Series C preferred stock and warrants and Series D preferred stock and warrants.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Non-Compensatory Option Purchase Agreement, dated as of August 30, 2023, by and among Prairie Operating Co., Gary C. Hanna, Edward Kovalik, Bristol Capital, LLC and Georgina Asset Management, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAIRIE OPERATING CO.
Date: September 5, 2023

	By:	/s/ Edward Kovalik
Edward Kovalik
Chief Executive Officer

3